UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 1, 2013

Alteva, Inc.

(Exact name of registrant as specified in its charter)

New York	1-35724	14-1160510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Market Street, Philadelphia, PA	19106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   877-258-3722

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                               Other Events.

On September 4, 2013, Alteva, Inc. announced that it had entered into an agreement to sell substantially all of the USA Datanet related assets of its wholly owned subsidiary Alteva of Syracuse, Inc. to a third party for approximately $600,000.  A copy of the press release announcing the transaction is attached hereto as Exhibit No. 99.1.

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Alteva, Inc. on September 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alteva, Inc.

Date: September 4, 2013	By:	/s/ David J. Cuthbert
David J. Cuthbert
President and Chief Executive Officer